UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

February 8, 2019 (February 7, 2019)

Altice USA, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State of Incorporation)

No. 001-38126	No. 38-3980194
(Commission File Number)	(IRS Employer Identification Number)

1 Court Square West
Long Island City, New York	11101
(Address of principal executive offices)	(Zip Code)

(516) 803-2300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01                   Entry into a Material Definitive Agreement.

Eighth Amendment to Credit Agreement

On February 7, 2019, Altice USA, Inc. (“Altice USA”) issued a press release announcing that, CSC Holdings, LLC (the “Borrower”), an indirect wholly-owned subsidiary of Altice USA, had successfully priced the Incremental Term Loans (as defined below). A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

On February 7, 2019 (the “Effective Date”), the Borrower, entered into an Eighth Amendment to Credit Agreement (Incremental Loan Assumption Agreement), by and among the Borrower, the February 2019 Incremental Term Loan Lenders (as defined therein) and JPMorgan Chase Bank, N.A. as administrative agent (the “Eighth Amendment”). The Eighth Amendment amends and supplements the Borrower’s credit agreement, dated as of October 9, 2015, by and among the Borrower, the Lenders party thereto from time to time, the Administrative Agent, the Security Agent and the other parties thereto from time to time (as amended, restated, modified or supplemented from time to time and as further amended by the Eighth Amendment, the “Credit Agreement”).

The Eighth Amendment provides for, among other things, new Incremental Term Loan Commitments (as defined in the Credit Agreement) in an aggregate principal amount of $1,000 million, which are available to the Borrower from the Effective Date until March 29, 2019 (the “Incremental Term Loans”) subject to customary conditions precedents. The Incremental Term Loans, mature on April 15, 2027, and were issued with an original issue discount of  100bps. The Incremental Term Loans may be comprised of eurodollar borrowings or alternative base rate borrowings, and will bear interest at a rate per annum equal to the Adjusted LIBO Rate or the Alternate Base Rate, as applicable, plus the applicable margin, where the applicable margin is (i) with respect to any alternate base rate loan, 2.00% per annum and (ii) with respect to any eurodollar loan, 3.00% per annum. Voluntary prepayments of the Incremental Term Loans in connection with certain repricing transactions on or prior to the date that is six months after the draw date will be subject to a call premium of 1.00%. The proceeds of the Incremental Term Loans are expected to be used to redeem $894.7 million in aggregate principal amount of the Borrower’s 10.125% Senior Notes due 2023, representing the entire aggregate principal amount outstanding, and paying related fees, costs and expenses with the remainder being used to fund cash on balance sheet. Altice USA expects total annual interest cost savings of approximately $40 million resulting from this refinancing activity with the average cost of debt reducing from 6.2% to 6.0%. The weighted average life of Altice USA’s debt has been extended from 6.7 to 6.9 years as of September 30, 2018.

The foregoing summary of the terms of the Eighth Amendment does not purport to be complete and is qualified in its entirety by the Eighth Amendment (including in the respective schedules thereto), which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03                   Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 8.01                   Other Events.

Eighth Amendment to Credit Agreement

The information set forth in Item 1.01 is incorporated herein by reference.

Pricing of $250 million 6.500% Senior Guaranteed Notes due 2029

On February 7, 2019, Altice USA issued a press release announcing the pricing by CSC Holdings LLC, as issuer (the “Issuer”) of an offering (the “Offering”) of $250 million in aggregate principal amount of its 6.500% Senior Guaranteed Notes due 2029 (the “Notes”). A copy of the press release related to the Offering is attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

The Notes are being offered as additional notes under the indenture, dated as of January 31, 2019, pursuant to which the Issuer issued $1,500 million in aggregate principal amount of its 6.500% Senior Guaranteed Notes due 2029. The Notes will be issued at an issue price of 101.75% of the principal amount plus accrued interest from January 31, 2019. The Notes will bear interest at a rate of 6.500% and will pay interest semi-annually in arrears on February 1 and August 1 of each year, beginning on August 1, 2019. The Notes will mature on February 1, 2029. The Issuer and each of its subsidiaries that will guarantee the Notes entered into a purchase agreement on February 7, 2019 with the representative of the initial purchasers named therein, related to the issuance and sale of the Notes. The Offering is expected to close on or about February 11, 2019, subject to customary closing conditions. The proceeds from the Offering are expected to be used to repay a portion of the outstanding borrowings under the Issuer’s revolving credit facility.

The Notes are being sold in a private placement only to qualified institutional buyers pursuant to Rule 144A and to non-U.S. persons pursuant to Regulation S under the U.S. Securities Act of 1933, as amended (the “Securities Act”), subject to prevailing market and other conditions.The Notes have not been, and will not be, registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or unless pursuant to an applicable exemption from the registration requirements of the Securities Act and any other applicable securities laws.

Disclaimer on Forward-looking Statements

This current report on Form 8-K contains forward-looking statements. Forward-looking statements relate to future events and anticipated results of operations, business strategies, and other aspects of our operations or operating results. In many cases you can identify forward-looking statements by terminology such as “anticipate,” “intend,” “project,” “estimate,” “continue,” “potential,” “should,” “could,” “may,” “will,” “objective,” “guidance,” “outlook,” “effort,” “expect,” “believe,” “predict,” “budget,” “projection,” “goal,” “plan,” “forecast,” “target” or similar words. Statements may be forward looking even in the absence of these particular words. Where, in any forward-looking statement, the company expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, there can be no assurance that such expectation or belief will result or be achieved. The actual results of operations can and will be affected by a variety of risks and other matters. Other factors that could cause actual results to differ materially from those described in the forward-looking statements include other economic, business, competitive and/or regulatory factors affecting our business generally as set forth in our filings with the Securities and Exchange Commission. Unless legally required, the Company undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01                   Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1

Eighth Amendment to Credit Agreement, dated as of February 7, 2019, by and among the Borrower, each of the other Loan Parties, the February 2019 Incremental Term Loan Lenders party thereto and JPMorgan Chase Bank, N.A. as the Administrative Agent.

99.1	Press release dated as of February 7, 2019 issued by Altice USA, Inc., related to the Eighth Amendment to Credit Agreement.
99.2	Press release dated as of February 7, 2019 issued by Altice USA, Inc., related to the Offering.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTICE USA, INC.

Dated: February 8, 2019	By:	/s/ David Connolly
David Connolly
Executive Vice President and General Counsel